SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

Amendment No. 3

File No. 1-10262

For Registration of Certain Classes of Securities
Pursuant to Section 12(b) of (g) of the
Securities Exchange Act of 1934

HKN, INC.

(Exact name of registrant as specified in its charter)

Delaware	95-2841597
(State of incorporation)	(IRS Employer Identification Number)

180 State Street, Suite 200

Southlake, Texas 76092

(Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Exchange Act:

None

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☐

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this Form relates: Not applicable

Securities to be registered pursuant to Section 12(g) of the Exchange Act:

Common Stock, $.01 par value

(Title of Class)

Item 1. Description of Registrant’s Securities to be Registered.

On October 30, 2012, the registrant voluntarily delisted its common stock from trading on the NYSE MKT, and the listing of its common stock on the OTC Markets’ OTCQB marketplace became effective on November 1, 2012.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

HKN, INC.

Date:	November 5, 2012	By:	/s/ Sarah B. Gasch
Sarah B. Gasch
Executive Vice President and
Chief Financial Officer